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                                                                 Exhibit 9(c)(i)

                                                        DATED:  November 8, 1995

                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                      BETWEEN THE PARKSTONE GROUP OF FUNDS
                  AND BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                             DATED FEBRUARY 1, 1993


                             NAME OF FUND                                               DATE
                             ------------                                               ----
 Parkstone Prime Obligations, U.S. Government Obligations, Tax-                   February 1, 1993
 Free, Equity Small Capitalization, High Income Equity, Bond,
 Limited Maturity Bond, Intermediate Government Obligations,
 Michigan Municipal Bond, Balanced, Government Income, and
 International Discovery Funds

 Parkstone Municipal Investor and Treasury Funds                                   August 26, 1993

 Parkstone Large Capitalization Fund                                              November 8, 1995


                                        THE PARKSTONE GROUP OF FUNDS


                                        By:  /s/ George R. Landreth
                                            -------------------------
                                             George R. Landreth
                                             President


                                        BISYS FUND SERVICES LIMITED
                                        PARTNERSHIP (formerly The Winsbury
                                        Company Limited Partnership)

                                        By:  BISYS FUND SERVICES, INC.
                                             General Partner


                                        By: /s/ Stephen G. Mintos
                                            -------------------------
                                            Stephen G. Mintos
                                            Executive Vice President


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